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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         June 16, 1998
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                     EVENFLO & SPALDING HOLDINGS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE                     333-14569               59-2439656
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(State or Other Jurisdiction of          Commission           (I.R.S. Employer
 Incorporation or Organization)          File Number         Identification No.)



601 South Harbour Island Boulevard, Suite 200, Tampa, Florida       33602-3141
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, Including Area Code:        (813) 204-5200
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Item 5.      Other Events.

Evenflo & Spalding Holdings Corporation announced on June 16, 1998, that it has named Richard W. Frank to the newly created position of Chairman and Chief Executive Officer of Evenflo Company, Inc. Mr. Frank has served since 1996 as President USA and General Manager of Consumer OTC Health Care, a division of Bayer Corporation. George A. Harris will remain President of Evenflo.



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Evenflo & Spalding Holdings Corporation
                                                  (Registrant)




Date:    June 26, 1998               By:   /s/ W. Michael Kipphut
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                                           W. Michael Kipphut
                                           Vice President and Treasurer
                                           (a Principal Financial Officer and
                                           authorized signatory)


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